SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) October 22, 2002


                            VOICEFLASH NETWORKS, INC.
                         D/B/A THE DATAFLASH CORPORATION
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


                  0-24283                         65-0623427
          (Commission file number)       (I.R.S. Employer Identification No.)

            6401 Congress Avenue Suite 250, Boca Raton, Florida 33149
               (Address of principal executive offices) (Zip code)


                                 (561) 994-3223
              (Registrant's telephone number, including area code)





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Item 9        Regulation FD Disclosure

          On October 22, 2002, the registrant filed with the Commission its Annual Report on Form 10-KSB for the period ended July 31, 2002 accompanied by the certifications of Robert Kaufman, the registrant's chief executive officer, and Thomas Teper, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits
99.1 and 99.2.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 22, 2002


                                                     VOICEFLASH NETWORKS, INC..



                                                     /s/ Robert Kaufman
                                                        ---------------------
                                                         Robert J. Kaufman
                                                         Chief Executive Officer